SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported)
                                February 16, 1998

                      INDUSTRIAL SERVICES OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State of other jurisdiction of incorporation)

      0-20979                                       59-0712746
(Commission File Number)                     (IRS Employer Identification No.)

      7100 Grade Lane
      PO Box 32428
      Louisville, KY                                   40232
(Address of principal executive offices)            (Zip Code)

                                (502) 368-1661
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

A. Appointment of President.
On February 17, 1998 Industrial Services of America, Inc. (the "Registrant") announced the appointment of Sean M. Garber to the position of President, which was retroactive to February 5, 1998. The Board of Directors elected Mr. Garber to this position at its meeting on February 16, 1998. Garber has filled the role as interim President since December 1, 1997, when Harry Kletter former president resigned. Harry Kletter retains his positions with the Registrant as Chief Executive Officer and Chairman of the Board. Garber, a fifteen-year veteran in the waste and recycling industry, joined the Registrant in November of 1996, from OmniSource Corporation ("OmniSource") of Fort Wayne, Indiana. Mr. Garber joined the Registrant as Vice President of its Recycling Division in November 1996, after serving as General Manager and Marketing Director from 1989 to 1996 for OmniSource, a metals recycling firm and supplier of recycling equipment, which is headquartered in Fort Wayne, Indiana. He holds a degree in Business Management from Indiana University. Additionally, Garber replaced Roberta Kletter on the Registrant's Board of Directors, as a Director until the 1998 Annual Meeting of Shareholders. Mrs. Kletter had retired from the Board effective November 10, 1997.

B.  Election of New and Replacement Directors.
On February 16, 1998, the Registrant received resignations from the following Board Members: Matthew L. Kletter and Timothy W. Myers. The Board of Directors of the Registrant accepted their resignations effective February 16, 1998 and appointed Joseph H. Cohen and R. Michael Devereaux to fill the vacancies. Additionally, for purposes of having outside Members on the Board, the Registrant, with Board approval, appointed Dr. Barry Naft to the Board, thus, giving the Registrant these outside members, Dr. Naft and Mr. Devereaux. Messrs. Cohen, Devereaux and Dr. Naft will serve as members of the Board until the 1998 Annual Meeting of the Shareholders. With the selection of Messrs. Cohen and Devereaux and Dr. Naft, the Board of Directors is comprised of six (6) members, the other members being Harry Kletter, Sean
M. Garber and Peter Cullinan.

Joseph H. Cohen, age 52, is a managing partner in the law firm of Morris, Garlove, Waterman & Johnson PLLC, Louisville, Kentucky. He has twenty-eight (28) years experience as an attorney in Commercial Real Estate and Zoning Law, Corporate Law (including Mergers and Acquisitions), Health Law, Commercial Litigation, Transportation Law, Energy Law and Financial and Estate Planning in the Louisville, Kentucky area. Mr. Cohen is a graduate of the University of Louisville with a BS in Commerce from the School of Business in 1967 and a law degree in 1970.

R. Michael Devereaux, age 51, is the President of The Devereaux Company, Inc., a financial advisory and consulting firm that has recently moved to Louisville, Kentucky, after 10 years in Memphis, Tennessee. Prior to 1988, Mr. Devereaux worked for 17 years in the corporate finance and accounting areas, last serving as Chief Financial Officer of Hunter Melnor, Inc. in Memphis, Tennessee from 1984 to 1988. During this time, he directed the management buyout of Hunter Fan Company, the acquisition of Kenroy International and Melnor Industries and the sale of the company in 1988. Mr. Devereaux has a BS in Accounting from the University of Louisville and an MBA in Finance from the University of Memphis in Tennessee.

Dr. Barry N. Naft, age 52, is President and Chief Executive Officer of ARInternational, Inc. ("ARI") of Potomac, Maryland in which position he has served since September 1997. ARI provides engineering, technology and project development services for facilities engaged in the remanufacturing of industrial materials from waste products. From 1989 to 1996, he was President and Chief Executive Officer of Dow Environmental, Inc. ("Dow Environmental"), a wholly owned subsidiary of Dow Chemical Company, a New York Stock Exchange listed company. During that time, he led the expansion of Dow Environmental as a provider of environmental services from a financially troubled start-up to $100 million in revenues and 500 employees. Dr. Naft earned a Ph.D. in Nuclear Engineering from Purdue University (1968), and a Master of Science Degree (1966) and Bachelor of Science Degree in Chemical Engineering, both from Clarkson University.

There were no disagreements between the Registrant and former Board Members, Mr. Matthew Kletter, Mrs. Roberta Kletter and Mr. Timothy Myers.

C. Formalization of Lease and Consulting Arrangements between K&R Corporation and the Registrant. On February 16, 1998 the Registrant's Board of Directors ratified and formalized an existing relationship in connection with (i) the leasing by the Registrant of its facilities from an affiliate, K & R Corporation ("K&R"), a Kentucky Corporation, the sole shareholder of which is Harry Kletter, the Chairman of the Board of the Registrant, and (ii) the provision of consulting services from K&R to the Registrant.

1. Lease Agreement. The Lease Agreement (the "Lease"), effective as of January 1, 1998, between the K&R, as landlord, and the Registrant, as lessee, covers approximately 24.5 acres of land and the improvements thereon (including the recent acquisition by K&R of approximately 4.5 acres plus improvements), which are located at 7100 Grade Lane in Louisville, Kentucky (the "Leased Premises"). The principal improvements consist of an approximately 22,750 square foot building used as the Corporate Office, an approximately 8,286 square foot building used for Computerized Waste Systems offices (a division of the Registrant), an approximately 13,995 square foot used as the paper recycling plant, an approximately 12,000 square foot building used for metals recycling plant, and an approximately 51,760 square foot building used as the recycling offices and warehouse space, with a remaining 15,575 square feet of space contained in five (5) buildings ranging in size from approximately 8,000 to 256 square feet.

      The initial term of the Lease is for ten years with two five-year option periods (the "Option Periods") available thereafter. The base rent for the first five years is $450,000 per annum, payable at the beginning of each month in an amount equal to $37,500 (the "Fixed Minimum Rent"). The Fixed Minimum Rent adjusts each five years, including each of the Option Periods, in accordance with the Consumer Price Index. The Fixed Minimum Rent also increases to $750,000 per annum and $62,500 per month in the event of a "change in control" of the Registrant. Under the Lease, "change in control" means a transaction or series of transactions as a result of which (i) any person who does not currently own a majority of the outstanding stock of the Registrant acquires a majority of the outstanding stock of the Registrant, (ii) the Registrant sells or otherwise disposes of all or substantially all of the assets or business operations of the Registrant to any other person; or (iii) the Registrant merges or consolidates with any other person; unless, in any such case, shareholders owning the outstanding voting stock of the Registrant immediately prior to the consummation of such transaction or transactions will own, upon consummation of such transaction or transactions, at least a majority of the outstanding shares of the voting stock of the person acquiring the shares or assets of the person acquiring the Registrant or surviving the merger or consolidation of the Registrant in the transaction(s).

      The Registrant is also required to pay, as additional rent, all real estate taxes, insurance, utilities, maintenance and repairs, replacements (including replacement of roofs if necessary) and other expenses. The Registrant provided a $50,000 security deposit to K & R for performance by the Registrant of the terms, covenants and conditions of the Lease applicable to it.

      The Lease provides that the Leased Premises may be used by the Registrant in its metal recycling and recycled paper sorting and bailing businesses, and for its corporate offices. The Registrant covenants to use and occupy the Leased Premises in a careful, safe and proper manner, among other covenants the Registrant agrees to and typically contained in a net lease to a tenant. Without the prior consent of K & R (and in the case of (ii) below the prior consent of any mortgagee of K & R) the Registrant may not (i) make any structural alterations, improvements or additions to the Leased Premises, or (ii) assign (including a change of control) or sublet the Leased Premises. The Lease provides for indemnification of K & R by the Registrant for all damages arising out of the Registrant's use or condition of the Leased Premises excepting therefrom K & R's negligence. The Lease further provides that the Registrant will agree to subordinate its leasehold interest to the mortgage interest of any mortgagee of K & R.

      The Lease provides for termination by the Registrant upon damage (the "Damage") by fire or other casualty that cannot be reasonably repaired within, in most instances, 120 days of the Damage. All rent ceases as of the "injury date" under these circumstances. The Lease also terminates upon condemnation of the Leased Premises in whole, with a condemnation of a portion of the Leased Premises resulting in an equitable adjustment of the Fixed Minimum Rent.

      Events of Default under the Lease include (i) failure by the Registrant to pay the Fixed Minimum Rent for 10 days after written demand therefor, (ii) any other default in the observance or performance by the Registrant of any of the other covenants, agreements or conditions of the Lease, which shall continue for 30 days after written notice, unless the Registrant shall have commenced and shall be diligently pursuing curing such default, (iii) certain bankruptcy or related events affecting the Registrant, (iv) vacation of the Leased Premises by the Registrant, or (v) the transfer or devolution whether by operation of law or otherwise of the Lease or the Registrant's estate or of any of the Registrant's interest to anyone other than K & R. Upon the occurrence of an event of default, K & R may, at its option, terminate the Lease and enter into and take possession of the Leased Premises with the right to sue for and collect all amounts due, including damages.

2. Consulting Agreement. The Consulting Agreement (the "Consulting Agreement"), effective as of January 2, 1998, by and between K & R, as consultant, and the Registrant, remains in effect until December 31, 2007, with automatic annual renewals thereafter unless one party provides written notice to the other party of its intent not to renew at least six months in advance of the next renewal date. K & R shall provide strategic planning and development to the Registrant, including advice on management activities, advertising, financial planning and mergers and acquisitions (the "Consulting Activities"). The Registrant shall be responsible for all of K & R's expenses and pay to K & R $240,000 in equal monthly installments of $20,000 in connection with the Consulting Activities.

      The Consulting Agreement terminates upon a non-defaulting party providing written notice to the other party of its intent to terminate. The recipient of the notice has 10 days to cure monetary defaults and 30 days to cure non-monetary defaults (which will be extended if a cure is being diligently commenced and pursued during that 30 day period). The Consulting Agreement also terminates upon the condemnation or destruction by fire or other casualty of all or substantially all of the Leased Premises. Upon termination, K & R agrees not to engage, directly or indirectly, in the business conducted by, or hire employees from, the Registrant for a period of five years and within 100 miles of any operation of the Registrant.

      The Consulting Agreement provides for cross-indemnifications of each party by the other for acts other than negligence or willful malfeasance. The
Consulting Agreement further provides that K & R must maintain the confidentiality of any information of the Registrant not otherwise in the public domain or required to be disclosed by law.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a). Financial Statements of Business Acquired.

      Not Applicable

(b). Pro Forma Financial Information.

      Not Applicable

(c). Exhibits

      The exhibits listed on the Exhibit Index are filed as a part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 2, 1998           INDUSTRIAL SERVICES OF AMERICA, INC.



                     By:  /s/ Sean M. Garber
                          Sean M. Garber
                          President and Chief Operating
                          Officer

                                    EXHIBITS

Exhibit
Number                    Description

10.10 Lease Agreement, effective January 1, 1998 between Industrial Services of America, Inc. (the "Registrant") and K&R Corporation ("K&R").

10.11 Consulting Agreement, effective January 2, 1998 between the Registrant and K&R.

                                  EXHIBIT 10.10
                                 LEASE AGREEMENT


      THIS LEASE AGREEMENT made effective the 1st day of January, 1998 at Louisville, Kentucky, is by and between K&R CORPORATION, a Kentucky corporation, of 7100 Grade Lane, Louisville, Kentucky 40213 (herein called "Landlord"); and INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation, of 7100 Grade Lane, Louisville, Kentucky 40213 (herein called "Tenant").


      W I T N E S S E T H:

      IN CONSIDERATION of the rents to be paid, covenants, condition, terms, and provisions hereinafter stated, the Landlord does hereby lease the real estate herein described to the Tenant and the Tenant does hereby accept such lease from the Landlord. The Landlord and Tenant do hereby warrant, covenant, and agree each with the other as hereinafter set forth.


      1.   LEASED PREMISES:

      The Landlord leases unto the Tenant and the Tenant leases from the Landlord approximately 16 acres of land along with improvements thereon located at 7100 Grade Lane, Louisville, Kentucky 40213. The land and improvements are more specifically described on ANNEX "A" attached hereto (herein called the "Leased Premises"). If the Landlord acquires additional nearby acreage of approximately 4.412 acres, this Lease shall be deemed to include such additional land upon the same terms and conditions as provided herein modified, however, with respect to the rent payable under paragraph 3 hereof.


      2.   TENANT'S POSSESSION OF LEASED PREMISES:

      Tenant has possession of the Leased Premises which it accepted in "AS IS" condition prior to the Commencement Date (herein defined).


      3.    RENT AND SECURITY DEPOSIT:

           A. Fixed Minimum Rent During the First Five (5) Years of the Original Ten (10) Year Term. The Tenant shall pay to Landlord as "Fixed Minimum Rent" during the first five (5) years of the Original ten (10) Year Term of this Lease the annual sum of Three Hundred Thousand Dollars ($300,000) payable in monthly amounts of Twenty Five Thousand Dollars ($25,000) in advance on or before the 1st day of each consecutive calendar month beginning on the Commencement Date. When the Landlord acquires the 4.412 acres of additional land and buildings adjacent to the Leased Premises in January, 1998, the Fixed Minimum Rent shall be increased on an annual basis by One Hundred Fifty Thousand Dollars ($150,000) payable Twelve Thousand Five Hundred Dollars ($12,500) additionally each month, beginning the 1st day of the next calendar month following the acquisition of such additional property resulting in the fixed minimum rent being $450,000 per year, payable $37,500 per month.

           B. Adjusted Fixed Minimum Rent During the Second Five (5) Years of the Original Term of the Two-(2)-Five (5) Year Option Periods. For the second five (5) years of the Original Lease Term and each of the two-(2)-five (5) year option terms, Tenant's "Fixed Minimum Rent" shall be increased at the beginning of the second five (5) years of the Original Term and each option period in direct proportion to the change in the cost of living as reflected in the Consumer Price Index (CPI) as revised for All Urban Consumers - U.S. City Average, published by the Bureau of Labor Statistics, U.S. Department of Labor based on All Items for the years 1982-84 = 100 as set forth below.

           The Fixed Monthly Minimum Rent of $37,500 shall be multiplied by fractions, the denominator of which is the Index figure for September, 1997 and the numerators of which shall be the Index figures for September, 2002, September, 2007 and September 2012, respectively. Such adjusted amounts shall be payable in advance on the first day of each consecutive calendar month during the second five (5) years of the Original Term and each respective five (5) year option period.

           C. Change in Control of Tenant. In the event of a change in Control of Tenant (defined herein in paragraph 18 below), the Fixed Minimum Rent shall become Seven Hundred Fifty Thousand Dollars ($750,000) per calendar year payable Sixty Two Thousand Five Hundred Dollars ($62,500) per month beginning on the 1st day of the next calendar month following a change in Control of Tenant subject to the appropriate cost of living adjustments provided in 3.B. above.

           D. Additional Rent. In addition to the rent set forth in this paragraph 3, Tenant shall pay to Landlord as "Additional Rent" during the term of this Lease and any extension or renewal thereof, any and all sums of money or charges required to be paid by Tenant under the terms of this Lease whether designated "Additional Rent" or not, and such amounts, if not paid when due, shall be collectible as "Additional Rent" with the next installment of rent thereafter falling due as provided herein and otherwise subject to all provisions of this Lease as to default in the payment of rent; provided, nothing herein shall be deemed to excuse or delay the obligation of Tenant to pay amount of money or charge at the time the same shall become due under the terms of this Lease. Examples of "Additional Rent" include but are not limited to, real estate taxes, premiums for insurance, cost of maintenance and repairs, replacements, and other expenses.

           E. Rental Taxes. Should any governmental taxing authority acting under any present or future law, ordinance, or regulation, levy, assess, or impose a tax, excise and/or assessment (other than an income or franchise tax) upon or against the rentals payable by Tenant to Landlord, either by way of substitution for, or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for, and shall pay such tax, excise and/or assessment, or shall reimburse the Landlord for the amount thereof, as the case may be.

           F. Security Deposit. The Tenant has this day deposited with the Landlord the sum of Fifty Thousand ($50,000) as security for the full and faithful performance by Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration date of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant; and Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that this shall apply to every transfer or assign made of the security to a new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. The Landlord shall not be obligated to pay to Tenant interest on said security deposit.


      4.   COMMENCEMENT DATE AND TERM OF LEASE:

           A. Original Term. The Commencement Date of the Original Term of this Lease shall be January 1, 1998. The Original Term of this Lease is for a period of ten (10) years (unless sooner terminated under any other terms or provisions in this Lease).

           B. Option Terms. Tenant shall have the option to extend the term of this Lease for two (2) periods of five (5) years each, which option(s) Tenant may exercise by giving notice in writing to Landlord by certified or registered mail, postage prepaid, prior to six (6) months of the expiration of the then current term of the Lease that Tenant desires to extend this Lease. However, in order for said renewal to be effective, Tenant shall not be in default of any provisions of this Lease (including payment of rent) at any time between six (6) months prior to and the last day of the then current term. Should Tenant for any reason after six (6) months prior to the expiration of the then current term be in default with respect to any provisions of this Lease, said exercise of option shall be deemed ineffective and void, and the Lease term shall expire and future option period(s) shall terminate.

      5.   EXTENSION OF TERM:

      If Tenant occupies the Leased Premises after the end of the term, occupancy shall in all events during said extended period be governed by the terms and provisions of this Lease; such continued occupancy shall be only on a month-to-month basis and at the rent scheduled for such periods as the fixed minimum rent is accordingly adjusted. Nothing herein contained and nothing contained above shall cause the term of this Lease to begin prior to Commencement Date stated above or be extended without express written consent of the Landlord; and without such written consent, the Lease shall begin and terminate as provided in paragraph 4 or elsewhere in this Lease.


      6. USE OF LEASED PREMISES AND OPERATION OF BUSINESS:

           A. The Tenant may use the Leased Premises for its business of metal recycling and recycled paper sorting and bailing, and its corporate offices. Tenant shall not do or permit to be done in or about the Leased Premises, nor bring to, keep, or permit to be brought or kept in the Leased Premises, anything which is prohibited by or will in any way conflict with the law, statute, ordinance, or governmental rule or regulation which is now in force or which may be enacted or promulgated hereafter, nor use or allow the Leased Premises to be used for any improper, unlawful or objectionable purpose; nor cause, maintain or permit any nuisance in, on or about the Leased Premises.

           B. Tenant shall use and occupy the Leased Premises in a careful, safe and proper manner and shall keep the Leased Premises in a clean and safe condition in accordance with local ordinances, the lawful directions of proper public officials, and applicable title restrictions and binding elements of applicable zoning regulations regarding the Leased Premises. Notwithstanding anything to the contrary in this Lease, the Leased Premises shall not be used for any purpose which would (i) adversely affect the appearance of the Leased Premises, (ii) cause structural loads in buildings to be exceeded, (iii) create unreasonable noise levels, (iv) violate building codes, zoning ordinances, or other applicable laws or otherwise constitute an illegal use, (v) adversely affect the mechanical, electrical, plumbing or other systems, or (vi) result in the generation, treatment, storage, discharge, possession, processing or other handling of chemicals or any hazardous materials in the Leased Premises, including in particular the disposal in any Building's plumbing, heating, ventilating or air-conditioning systems. Tenant agrees to indemnify and hold harmless Landlord from all damages resulting from any chemicals or hazardous materials as defined by the United States EPA or similar governmental authority used by Tenant in its operation of the Leased Premises (including, without limitation, any damage resulting from the disposal of such chemicals in the plumbing, heating, ventilation or air-conditioning systems).

           C. Tenant shall not create or permit any nuisance at the Leased Premises.

           D. Tenant will keep the inside and outside of all glass in the doors and windows of the Leased Premises clean; will maintain the Leased Premises at its own expense in a clean, orderly, and sanitary condition, and free of insects, rodents, vermin and other pests; will, at Tenant's sole cost and expense, comply with all laws and ordinances and all valid rules, regulations, and requirements of all county, municipal, state, federal, and other governmental authorities, now in force or which may hereafter be in force, pertaining to Tenant's initial or future construction or installations within the Leased Premises and Tenant's use and occupancy of the Leased Premises; will comply with all recommendations of any public or private agency having authority over insurance rates with respect to the use and occupancy of the Leased Premises by Tenant; and will conduct its business in the Leased Premises in all respects in a dignified manner.

           E. Tenant shall indemnify Landlord and hold Landlord harmless from and against all claims, actions, demands, expenses, and judgments for loss, damage or injury to property or persons resulting or occurring by reason of the use, or occupancy of the Leased Premises by Tenant or by reason of any construction at the Leased Premises by Tenant. If Landlord shall, without fault on Landlord's part, be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and pay all costs, expenses, and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

           F. In its use and occupancy of the Leased Premises, Tenant shall comply with the requirements of all federal, state, and local safety, health, environmental, and sanitation laws, rules, regulations, building codes, and ordinances, and will, at Tenant' own expense, make all corrections, repairs, replacements, or additions to said Leased Premises or the facilities thereon which are necessary to ensure compliance with such laws, rules, regulations, building codes, and ordinances and to operate its business. If Tenant is required by any such law, rules, regulations, and ordinances to obtain insurance or furnish other documentation of financial responsibility, Tenant shall provide evidence of such insurance or documentation to Landlord prior to occupancy. Any insurance obtained by Tenant pursuant to this Lease shall be maintained in force for the duration of the Lease and shall provide for notice to Landlord at least thirty (30) days prior to cancellation or termination.

           G. Tenant shall not install any underground tanks or associated underground piping for the storage or transmission of any product on the Leased Premises without the prior express written consent of Landlord.

           H. Tenant shall not dispose of any hazardous wastes of any kind on said Leased Premises, and Tenant shall not conduct any activity on said Leased Premises which may or does require a hazardous waste treatment, storage, or disposal facility permit from either federal or state agencies unless Landlord shall have first provided its written consent.

           I. (i) At any time during the term of this Lease, Landlord, or any representative of Landlord's choosing, shall have the right at all reasonable times to enter the Leased Premises for purposes of inspecting the Leased Premises to ensure compliance with paragraph 6 of this Lease. If Landlord detects any violation of this paragraph during said inspection, including any contamination of the Leased Premises, Landlord shall so notify Tenant of the violation, and Tenant shall take immediate steps to eliminate such violation. If, in Landlord's judgment, the steps taken by Tenant are inadequate or not timely, Landlord or its representative shall be entitled to enter the Leased Premises and to take whatever corrective actions Landlord deems necessary to eliminate the violation. Tenant hereby agrees to indemnify and hold Landlord harmless from all liability resulting from violations of paragraph 6 of this Lease and agrees to reimburse Landlord for all actual costs and expenses incurred by Landlord in eliminating such violations, including, but not limited to, all costs and expenses to decontaminate the Leased Premises.

                (ii) Tenant agrees that it shall reimburse Landlord for and hold Landlord harmless from all fines or penalties made or levied against Landlord by any governmental agency or authority as a result of or in connection with Tenant's use of the Leased Premises or of the facilities thereon, or as a result of any release of any nature onto the ground or into the water or air by the Tenant from or upon the Leased Premises. Tenant also agrees that it shall reimburse Landlord for and hold Landlord harmless from any and all costs, expenses, and attorneys' fees, and from any civil judgments or penalties incurred, entered, assessed, or levied against Landlord as a result of Tenant's use of the Leased Premises, or as a result of any release of any nature onto the ground or into the water or air by the Tenant from or upon the Leased Premises. Such reimbursement or indemnification shall include but not be limited to any and all judgments or penalties to recover the cost of cleanup of any such release by Tenant from or upon the Leased Premises and all expense incurred by Landlord as a result of such a civil action including but not limited to attorneys' fee.

                (iii)The Provisions of this subparagraph 6.I. shall apply regardless of acquiescence or negligence or allegations thereof on the part of either party.

                (iv) The foregoing provisions of this subparagraph 6.I. shall apply notwithstanding any other provision of this Lease to the contrary.


      7.   PUBLIC UTILITIES AND SERVICES:

           A. Tenant agrees to pay the charges and costs for all utilities as incurred including drainage charges beginning on the Commencement Date of this Lease Agreement.

           B. Interruption or cessation or impairment of any utility and/or sewer or related service caused or necessitated by repairs, improvements, or hazards, shall not give Tenant any claim for damages against Landlord or any right to abate Tenant's rent or other obligations hereunder.

           C. Landlord shall have no obligation to provide any service to the Leased Premises.


      8.   TAXES:

           A. Tenant shall pay all taxes on its furniture, fixtures, and equipment and any leasehold interest, furnishings, equipment, stock-in-trade, Tenant's own property and any fixtures or improvements made by Tenant or on Tenant's behalf with respect to the Leased Premises whether or not the same is attached to the real estate.

           B. The Tenant shall pay all real estate taxes and assessments levied and assessed against the Leased Premises which includes the land, Buildings, improvements and parking areas and all other permanent improvements serving the Leased Premises. The term "real estate taxes" shall mean all existing taxes,
assessments,   and  government   charges  and  all  additional  and  new  taxes,
assessments, and governmental charges whether designated real estate taxes, assessments, or ad valorem taxes. Tenant shall pay the amount of such taxes to the taxing authorities prior to delinquency, and provide Landlord prior to the due date with a copy of such payment when made along with a copy of the tax bill(s).

      9.   REPAIRS AND MAINTENANCE:

      Landlord shall repair, maintain, and keep in good structural condition and state of repair the foundations, and all exterior walls of the Buildings upon the Leased Premises. Tenant shall keep and maintain and replace as necessary the roof and all mechanical equipment servicing the Buildings and the Leased Premises generally. The Tenant shall keep all entrances to the Leased Premises and parking areas clear of litter and snow.

      Tenant shall keep and maintain the interior of the Buildings upon the Leased Premises and other improvements exclusively serving the Leased Premises and every part thereof and any fixtures, facilities, or equipment otherwise serving the Leased Premises, in good condition and repair, and shall make any replacements thereof and of all broken and cracked glass which may become necessary during the term of this Lease and any renewal or extension thereof. If Tenant refuses or neglects to commence or complete repairs promptly and adequately, Landlord may, but shall not be required to do so, make or complete said repairs and Tenant shall pay the cost thereof to Landlord upon demand as additional rental hereunder. Tenant shall surrender the Leased Premises to Landlord at the expiration or earlier termination of this Lease in as good condition as when received, excepting only deterioration caused by ordinary wear and tear and damage caused by an insured casualty where the insurance proceeds have been received by Landlord. All maintenance and repairs and business operations by Tenant shall be performed in strict compliance with all applicable codes and laws. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Leased Premises.


      10.  TENANT'S RIGHT TO MAKE ALTERATIONS:

      The Tenant shall not make any structural alterations, improvements, or additions to the Buildings or other portions of the Leased Premises during the term of this Lease or any extension thereof without first obtaining the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Tenant shall have the right to make non-structural alterations, improvements, or additions to the Buildings or other portions of the Leased Premises without the Landlord's consent. However, Tenant agrees to provide Landlord with plans and specifications of such work prior to the work being undertaken. All such alterations, improvements, and additions made by the Tenant shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of the Landlord, unless the Landlord shall, prior to such termination, have given written notice to the Tenant to remove the same, in which event the Tenant shall remove such alterations, improvements, and additions and restore the Leased Premises to the same good order and condition in which they were at the commencement of this Lease. Should the Tenant fail to do so, the Landlord may do so collecting the cost and expense thereof from the Tenant as Additional Rent. In no event shall Tenant permit any statutory lien to be filed and maintained against Landlord's property or Tenant's leasehold interest as a result of labor or materials furnished to the Leased Premises at the direction of or on behalf of Tenant, either directly or indirectly. If Tenant desires in good faith to contest any claim for which a lien has been filed, Tenant at its cost shall substitute surety for such lien as provided in the Kentucky Revised Statutes, and indemnify Landlord accordingly.


      11.  LIABILITY OF LANDLORD:

      A. Liability for Damage. Landlord shall not be liable for any damage done or occasioned by or from the electrical system, the heating or air conditioning system, the plumbing and sewer systems, nor for damages occasioned by water, snow or ice being upon or coming through the roof, trap door, walls, windows, doors, or otherwise, in, upon, or about any Building upon the Leased Premises; and furthermore, Landlord shall not be liable for any damage to Tenant's stock-in-trade, scrap metal, recycled paper, fixtures, furniture, business records, furnishings, floor and wall coverings, special equipment and all other items of personal property of Tenant resulting from fire or other hazards, regardless of the cause thereof, and Tenant hereby releases Landlord from all liability for such damage.

      B. Limitation of Landlord's Liability. If Landlord shall fail to perform or observe any term, condition, covenant, or obligation required to be performed or observed by it under this Lease or by law or otherwise, and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that Tenant shall look solely to Landlord's right, title, and interest in the Leased Premises for the collection of such judgment.

      The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in Premises, it being intended hereby that the terms, conditions, covenants, and obligations of this Lease shall be binding upon Tenant, its successors and assigns, only during and in respect of their successive periods of ownership during the term of this Lease.

      12.  MISCELLANEOUS ADDITIONAL AFFIRMATIVE COVENANTS OF TENANT:

      The Tenant covenants that Tenant shall:

           A. Comply with the terms of all state and federal statutes, local ordinances and regulations, and building codes applicable to the Tenant or to Tenant's specific use of the Leased Premises, and save the Landlord harmless from penalties, fines, costs, expenses, or damages resulting from Tenant's failure to do so.

           B. Keep the Buildings at the Leased Premises sufficiently heated to prevent freezing of water in pipes and fixtures.

           C. Tenant shall have no right to and will not permit any mechanic's or other liens against the Leased Premises, or any part thereof, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding any portion of the Leased Premises through or under the Tenant. No such attempted lien, even if filed or recorded, shall be valid against the Leased Premises. If, however, any such lien shall at any time be filed against the Tenant's interest in the Leased Premises and/or against the Landlord's interest or property because of any claim of any acts or omissions on the part of the Tenant, the Tenant shall either cause the same to be discharged of record within twenty (20) days after the date of filing of same, or, if the Tenant, in the Tenant's discretion and good faith, determines that such lien should be contested, the Tenant shall furnish such security as may be necessary or required to prevent any foreclosure proceedings against the Tenant's or Landlord's interest in the Leased Premises during the pendency of such contest and shall substitute a bond for the Leased Premises as permitted by statutes of Kentucky so that the lien is removed from the Leased Premises. If the Tenant shall fail to discharge such lien within such period or fail to furnish such bond security, then, in addition to any other right or remedy of the Landlord resulting from the Tenant's default, the Landlord may, but shall not be obligated to discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Nothing contained herein shall imply any consent or agreement on the part of the Landlord to subject the Landlord's estate to liability under any mechanic's or other lien law. Any contract executed by Tenant for the furnishing of labor or materials to Leased Premises shall contain a no-lien clause so that such supplier of labor and/or materials shall have waived statutory lien rights in advance of furnishing labor or materials.

      13.  SIGNS:

      The Tenant shall not install or affix any sign, device, fixture, or attachment on or upon the Leased Premises, without first obtaining the Landlord's written consent, which consent, however, shall not be unreasonably withheld. Existing signage on the Leased Premises is approved by Landlord.

      14.  DAMAGE TO PREMISES:

           A. If the Leased Premises are damaged by fire or other casualty, then within ten (10) days after the date on which the damage occurs and Tenant has notified Landlord of such damage (the "Damage Date"), Landlord shall ascertain and advise Tenant in writing whether the damages caused by the event (the "Damage") can reasonably be repaired within one hundred twenty (120) days after the Damage Date (the "Repair Period").

           B. If the Damage could reasonably be repaired within the Repair Period, then (a) Tenant shall not be entitled to surrender possession of the Leased Premises, (b) Landlord, subject to the rights of its mortgage lender under its mortgage, shall repair the damage with all reasonable speed and shall complete such repair within the Repair Period and (c) the Fixed Minimum Rent shall not be reduced, or abated. If Landlord fails to complete the repair of the Damage within the Repair Period (as it may have been extended pursuant to the subsequent provisions of this subparagraph), Tenant may, at Tenant's option and in addition to any remedies that Tenant may have against Landlord as a result of such failure, at any time after the expiration of the Repair Period (and any extension thereof) and prior to the completion of the repair of the Damage terminate this Lease by written notice to Landlord. If the repair of the Damage by Landlord is interrupted as a result of any strike or other labor disturbance, governmental restrictions on materials or physical forces beyond the control of Landlord, Landlord shall take all reasonable steps to minimize any delay in the completion of repair of the Damage by reason of such interruptions. However, in no event shall the Repair Period be extended for more than an additional ninety
(90) days.

           C. If the Damage cannot reasonably be repaired within the Repair Period, then Tenant may terminate this Lease by written notice to Landlord within thirty (30) days after the Injury Date. If Tenant elects not to terminate this Lease, Landlord, subject to the rights of its mortgage lender under its mortgage, shall repair the Damage with all reasonable speed and the Fixed Minimum Rent shall not be abated or reduced.

           D. Notwithstanding the foregoing provisions of this paragraph 14, if the damage occurs during the last one hundred eighty (180) days of any term of this Lease, Landlord may terminate this Lease by written notice to Tenant within fifteen (15) days after the Damage Date unless Tenant either had exercised the option to renew this Lease or exercises such option within fifteen (15) days after receipt of Landlord's written notice of termination.

           E. If Tenant elects to terminate this Lease pursuant to the provision of subparagraph B, Tenant's liability for payment of Fixed Minimum Rent and any other sums due hereunder shall cease as of the date of notice of the termination given by Tenant and Tenant shall be entitled to a refund of any rent paid with respect to any period subsequent to that date. If Tenant elects to terminate this Lease pursuant to the provision of subparagraph C, or if this Lease is terminated pursuant to the provisions of subparagraph D, Tenant's liability for the payment of rent provided herein shall cease as of the Injury Date and Tenant shall be entitled to a refund of any rent paid with respect to any period subsequent to that date.

      15. INDEMNIFICATION, PUBLIC LIABILITY INSURANCE, AND FIRE AND EXTENDED COVERAGE INSURANCE:

           A. Except for Landlord's own negligence, the Tenant agrees to and shall indemnify the Landlord and save the Landlord harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury, or damage to property occurring in or about and/or arising out of use or condition of the Leased Premises and/or any business or other activity therein, or occasioned wholly or in part by any act or omission of the Tenant, Tenant's agents, subtenants, licensees, concessionaires, contractors, customers, or employees. Except for Landlord's own negligence, in case the Landlord shall be made a party to any litigation commenced by or against the Tenant, Tenant's agents, sub-tenants, licensees, concessionaires, contractors, customers, or employees, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by the Landlord in connection with such litigation. The Tenant shall also pay all costs, expenses, and reasonable attorneys' fees that may be incurred or paid by the Landlord in successfully enforcing the covenants and conditions of this Lease whether incurred as a result of litigation or otherwise.

           B. At all times during the term hereof beginning on the date of the execution of this Lease, the Tenant agrees to, and shall keep in force, at Tenant's own expense public liability insurance in companies acceptable to the Landlord and naming as insureds both the Landlord and Tenant, with minimum limits of $5,000,000 on account of bodily injuries to or death of one or more than one person as a result of any one accident or disaster, and $500,000 on account of damage to property.

      Landlord makes no representation that the minimum coverage as specified above is adequate to protect Tenant against Tenant's obligations under the terms of this Lease, and it is Tenant's responsibility to provide additional coverage as the Tenant reasonably deems necessary, or as industry standards may deem appropriate.

           C. The Tenant shall furnish to Landlord within ten (10) days after the execution of this instrument and at all times during the term hereof, copies of policies or certificates of insurance evidencing continuing coverage required by this Lease. All policies required hereunder shall contain an endorsement providing that the insurer will not cancel or materially change the coverage of such policies without first giving thirty (30) days prior written notice thereof to the Landlord.

           D. Tenant agrees, at Tenant's sole cost and expense, to keep insured during the term hereof and any extension thereof, the Leased Premises against loss or damage and risks covered by standard policies of fire and extended coverage written and issued by carrier(s) authorized to conduct business in Kentucky and acceptable to Landlord, in amounts of not less than the full insurable values thereof, respectively, which policy or policies shall have Landlord named as insured, and with the Landlord's mortgage lender, if any, named as mortgage payee. Unless otherwise provided in this Lease, in case of the destruction of or damage to the Buildings or improvements or other portions of the Leased Premises, or any part thereof, Landlord agrees to apply all such sums of money received by virtue of any such insurance in repairing or rebuilding such Buildings or improvements. The term "full insurable value" shall mean the actual replacement cost excluding foundation and excavation cost less physical depreciation. It shall be the Tenant's responsibility to make certain that the amount of insurance coverage is sufficient to cover the full insurable value of the Buildings and improvements upon the Leased Premises.

      16.  WAIVER OF CLAIMS:

      In the event the Leased Premises and/or the Tenant's property are damaged or destroyed by fire or other insured casualty, the rights, if any, of the Landlord and Tenant against each other with respect to such damage or destruction are waived; and the parties shall make reasonable efforts to provide that all insurance policies of fire and extended coverage or other insurance covering the Building upon the Leased Premises, or other contents shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the assured has waived its right of recovery from any person or persons prior to the date and time of loss or damage, if any, and no insurance carrier of either party shall have any rights of subrogation against the other party hereto, unless such act causing the loss is intentional or the result of gross negligence.


      17.  TRADE FIXTURES:

      All trade fixtures installed by the Tenant in the Leased Premises shall remain the property of the Tenant and shall be removed at the expiration or earlier termination of this Lease provided the Tenant shall not at such time be in default under any covenant or condition herein; and provided further, that in the event of such removal, Tenant shall repair any damage caused by such removal and the Tenant shall promptly restore the premises to their original order and condition. Any trade fixtures not so removed shall become the property of the Landlord. However, structural fixtures and such fixtures which are attached or otherwise affixed, leasehold improvements, and air conditioning equipment, whether or not installed by the Tenant, shall not be removable at the expiration or earlier termination of this Lease and shall become the property of the Landlord.

      18. ASSIGNING, MORTGAGING, SUBLETTING AND CHANGE IN CONTROL OF TENANT:

      The Tenant may only assign this Lease, or sublet the Leased Premises upon first obtaining the prior written consent of the Landlord and written consent of Landlord's mortgage lender, if any. A change in control of Tenant as herein defined shall be deemed an assignment for purposes of this paragraph. If this Lease be assigned, or if the Leased Premises or any part thereof be subleased or occupied by anyone other than Tenant, Landlord may collect from the assignee, sublessee or occupant any rent or other charges payable by Tenant under this Lease, and apply the amount collected to the rent and other charges herein reserved. Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable, jointly and severally, with Tenant for the payment of all rents provided for herein and for the due performance and compliance with all the terms, covenants, conditions, and agreements herein contained on Tenant's part to be performed or complied with for the term of this Lease. No assignment or sublease shall be binding on Landlord unless such assignee or sublessee shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee or sublessee of all of the obligations aforesaid. "Change of Control of Tenant" means a transaction or series of transactions as a result of which (i) any person who does not currently own a majority of the outstanding voting stock of the Tenant acquires a majority of the outstanding voting stock of the Tenant; or (ii) the Tenant sells or otherwise disposes of all or substantially all of the assets or business operations of the Tenant to any other person; or (iii) the Tenant merges or consolidates with any other person; unless, in any such, case shareholders owning the outstanding voting stock of the Tenant immediately prior to the consummation of such transaction or transactions will own, upon consummation of such transaction or transactions, at least a majority of the outstanding shares of voting stock of the person acquiring the shares or assets of the Tenant or surviving the merger or consolidation of the Tenant in the transaction(s).


      19.  TRANSFERS BY LANDLORD

           A. Sale and Conveyance of Leased Premises. Landlord shall have the right to sell and convey the Leased Premises at any time during the term of this Lease, and such sale and conveyance shall operate to release Landlord from liability hereunder after the date of such conveyance.

           B. Subordination. Landlord shall have the right to subordinate this Lease to any future ground lease or any mortgage hereafter placed upon the Leased Premises, and recording such ground lease or mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document; provided, however, that said subordination is conditioned upon the ground lessor or mortgagee entering into a non-disturbance and attornment agreement with Tenant so that Tenant's occupancy of the Leased Premises will not be disturbed as long as Tenant is not in default under the Lease. Tenant shall, at Landlord's request, execute and deliver to Landlord, without cost, any instrument which may be required to confirm the subordination of this Lease. Notwithstanding the foregoing, no default by Landlord under any such mortgage shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchasers as the Landlord under this Lease.


      20.  CUSTOM, USAGE, ACCORD, AND SATISFACTION:

      Any law, usage, or custom to the contrary notwithstanding the parties shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of either party in refraining from so doing at any time or times. The failure of either party at any time to enforce its rights under such covenants and conditions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific covenants and conditions of this Lease or as having in any way or manner modified or waived the same. Further, no payment by Tenant or receipt by Landlord of a lesser amount than the rental herein stipulated shall be deemed to be other than an account of the earlier stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.


      21.  EMINENT DOMAIN:

      In the event the Leased Premises or any part thereof shall be taken or condemned either permanently or temporarily for any pubic or quasi-public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the entire compensation award therefor, including, but not limited to, all damages as compensation for diminution in value of the leasehold, reversion, and fee, shall belong to the Landlord without any deduction therefrom for any present or future estate of Tenant and the Tenant hereby assigns to Landlord all of its right, title, and interest to such award. Although all damages in the event of any condemnation are to belong to the Landlord, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or to the fee of the Leased Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant may be put in removing Tenant's scrap metal inventory, recycled paper inventory, furniture, trade fixtures, and equipment.

      If the whole of the Leased Premises (or so much thereof as to render the balance unsuitable for Tenant's business in the joint determination of Landlord and Tenant reasonably exercised) shall be taken by any public authority under the power of eminent domain, this Lease shall terminate as of the day possession shall be taken by such public authority, and Tenant shall pay rent up to that date with an appropriate refund by Landlord of such rent as shall have been paid in advance for a period subsequent to the date of the taking. If less than a significant portion of the Leased Premises shall be so taken so that Tenant may continue to operate reasonably, this Lease shall terminate only with respect to the parts so taken as of the day possession shall be taken by such public authority, and Tenant shall pay rent up to that day with an appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking, and, thereafter, the Fixed Minimum Rent shall be equitably adjusted, and Landlord shall at its expense make all necessary repairs or alterations to the basic Buildings and exterior work.

      22. EVENTS OF DEFAULT BY TENANT AND REMEDIES OF LANDLORD:

      This Lease is made upon the condition that the Tenant shall punctually and faithfully perform all of the covenants and agreements by them to be performed as herein set forth, and if any of the following events of default shall occur, to wit: (a) any installment of Fixed Minimum Rent, Additional Rent, or any other sums required to be paid by Tenant hereunder, or any part thereof, shall be any time in arrears and unpaid for ten (10) days after written demand therefor, or
(b) there be any default on the part of Tenant in the observance or performance of any of the other covenants, agreements, or conditions of this Lease on the part of Tenant to be kept and performed, and said default shall continue for a period following thirty (30) days written notice by Landlord unless Tenant shall have commenced to cure said default within thirty (30) days and continues diligently to pursue the curing of the same, or (c) Tenant shall file a petition in bankruptcy or be adjudicated a bankrupt, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal, state, or other statute, law, or regulation, or make an assignment for the benefit of creditors, or (d) any trustee, receiver, or liquidator of Tenant or of all or any substantial part of their properties or of the Leased Premises shall be appointed in any action, suit, or proceeding by or against Tenant and such proceeding or action shall not have been dismissed within sixty (60) days after such appointment, or (e) the leasehold estate hereby created shall be taken on execution or by other process of law, or (f) vacation or desertion of the Leased Premises, or (g) the transfer or devolution whether by operation of law or otherwise (except as hereinabove permitted) of this Lease or the Tenant's estate or any of the Tenant's interest to anyone other than the Tenant or upon any such attempted transfer or devolution, then and in any of said cases, Landlord, at its option, may terminate this Lease and re-enter upon the Premises and take possession thereof with full right to sue for and collect all sums or amounts with respect to which Tenant may then be in default and accrued up to the time of such entry, including damages to Landlord by reason of any breach or default on the part of Tenant, or Landlord may, if it elects so to do, bring suit for the collection of such rents and damages without entering into possession of the Leased Premises or voiding this Lease.

      In addition to, but not in limitation of, any of the remedies set forth in this Lease or given to Landlord by law or in equity, Landlord shall also have the right and option, in the event of any default by Tenant under this Lease and the continuance of such default after the period of notice above provided, to retake possession of the Leased Premises from Tenant by summary proceedings or otherwise, and it is agreed that the commencement and prosecution of any action by Landlord in forcible entry and detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the Leased Premises shall not be construed as an election to terminate this Lease unless Landlord expressly exercises its option hereinbefore provided to declare the term hereof ended, whether or not such entry or re-entry be had or taken under summary proceedings or otherwise, and such action shall not be deemed to have absolved or discharged Tenant from any of Tenant's obligations and liabilities for the remainder of the term of this Lease, and Tenant shall, notwithstanding such entry or re-entry, continue to be liable for the payment of rents and the performance of the other covenants and conditions hereof and shall pay to Landlord all monthly deficits after any such re-entry in monthly installments as the amounts of such deficits from time to time are ascertained and, if in the event of any such ouster, Landlord rents or leases the Leased Premises to some other person, firm, or corporation (whether for a term greater, less than, or equal to the unexpired portion of the term created hereunder) for an aggregate rent during the portion of such new lease co-extensive with the term created hereunder which is less than the rent and other charges which Tenant would pay hereunder for such period, Landlord may immediately upon the making of such new lease or the creation of such new tenancy sue for and recover the difference between the aggregate rental provided for in said new lease for a portion of the term co-extensive with the term created hereunder and the rent which Tenant would pay hereunder for such period, together with any expense to which Landlord may be put for brokerage commission and the placing of the Leased Premises in tenantable condition or otherwise suitable for such new tenancy. If such new Lease or tenancy is made for a shorter term than the balance of the term of this Lease, any such action brought by Landlord to collect the deficit for that period shall not bar Landlord from thereafter suing for any loss accruing during the balance of the unexpired term of this Lease.

      If Tenant at any time shall fail to pay any liability insurance premium, any taxes on the Leased Premises or on Tenant's property, assessments, or liens, or shall fail to make any payment or perform any act required by this Lease to be made or performed by Tenant, then Landlord, without waiving or releasing Tenant from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant. All sums so paid by Landlord and all costs and expenses so incurred shall accrue interest at the lower of (i) the rate of ten (10%) percent per annum or (ii) the highest lawful legal rate from the date of payment or incurring thereof by Landlord and shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. All other sums payable by Tenant to Landlord under this Lease, if not paid when due, shall accrue interest at the lower of (i) the rate of ten (10%) percent per annum or (ii) the highest lawful legal rate from their due date until paid, said interest to be so much additional rent under this Lease and shall be paid to Landlord by Tenant upon demand. With respect to the Fixed Minimum Rent, any such rent payment not received by Landlord within ten
(10) days of the due date shall result in the Tenant becoming liable to pay the Landlord as a late payment charge, a sum equal to five (5%) percent of the delinquent rent payment.

      All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other remedies allowed at law or in equity. Landlord may sue to restrain by restraining order or injunction any violation or threatened violation of the covenants, conditions, or provisions of this Lease.


      23.  SPECIAL AND MISCELLANEOUS PROVISIONS:

           A. Entire Agreement. This Lease and the ANNEXES attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions, and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions, or understandings either oral or written, between the parties other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced in writing and signed by them. Tenant agrees that Landlord and its agents have made no representation or promises with respect to the Leased Premises except as herein expressly set forth.

           B. Lease Inures. This Lease and all the covenants, provisions, and conditions herein contained shall inure to the benefit of and be binding upon the successors, and assigns, respectively, of the parties hereto, provided, however, that no assignment by, from, through, or under Tenant in violation of the provisions hereof shall vest in the assigns any right, title, or interest whatever.

           C. Access to Premises. Landlord shall have free access to the Leased Premises at all reasonable times for the purpose of examining the same.

           D. Invalid Provision. If any provision of this Lease shall be determined to be void by any court of competent jurisdiction, or regulatory agency or body having jurisdiction, then such determination shall not affect any other provision hereof, all of which other provisions shall remain in full force and effect.

           E. Paragraph Headings. Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

           F. Waiver. No waiver of any condition or legal right or remedy shall be implied by failure of either party to declare a forfeiture, or for any other reason, and no waiver of any condition or covenant shall be valid unless it be in writing signed by such party. The mention in this Lease of any specific right or remedy shall not preclude either party from exercising any other right or from having any other remedy or from maintaining any action to which it may be otherwise entitled either by law or in equity; and for the purpose of any suit by either party brought or based on this Lease, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained as successive periodic sums shall mature under this Lease and it is further agreed that failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or action for the recovery of said sum or sums so omitted.

           G. Broker's Commission. The parties warrant to each other that there are no claims for broker's commissions or finder's fees in connection with the execution of this Lease and each agree to indemnify and save the other harmless from any liability that may arise from such claim, including reasonable attorney fees.

           H. No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of Tenant's business or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

           I. Exceptions to Demise. Notwithstanding anything to the contrary herein contained, this Lease is subject to utility easements, both recorded and unrecorded, other matters of public record and laws existing and hereafter created affecting the Leased Premises.

           J. Estoppel Certificate. At any time and from time to time, the parties each agree, upon request of the other party hereto, in writing from such other party, to execute, acknowledge, and deliver to the other party, or to such party's mortgagee or financial institution, a statement in writing in substance satisfactory to such party certifying to all or any part of the following information as such party shall request: (i) that this Lease constitutes the entire Agreement between Landlord and Tenant and is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification); (ii) the dates to which the Fixed Minimum Rent, Additional Rent, and other charges hereunder have been paid, and the amount of any security deposited with Landlord; (iii) that all conditions precedent to the Lease taking effect have been carried out; (iv) that Tenant has accepted possession, that the Lease term has commenced, that Tenant is occupying the Leased Premises and that such party knows of no default under the Lease by the other party and that there are no default or offsets which either party has against enforcement of this Lease by the other party; (v) the actual Commencement Date of the Lease; and (vi) that the Tenant's operations are open for business, provided such facts are true and ascertainable. In the event such party hereto fails to provide such letter as above described within ten
(10) days after the other party's written request therefor, each party does hereby make, constitute, and irrevocably appoint the other party as its attorney-in-fact and in its name, place, and stead so to do.

           K. Indemnification, Waiver, and Release. Tenant will neither hold nor attempt to hold Landlord or Landlord's employees or agents liable for, and Tenant will indemnify and hold harmless Landlord, Landlord's employees and agents from and against, any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with or arising from:

                (a) the use or occupancy or manner of use or occupancy of the Leased Premises by Tenant or any person claiming under Tenant;

                (b) any activity, work or thing, done, permitted or suffered, by Tenant in or about the Leased Premises;

                (c) any acts, omissions or negligence, of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees or visitors of Tenant or any such person;

                (d) any breach, violation or nonperformance, by Tenant or any person claiming under Tenant, or the employees, agents, contractors, invitees or visitors of Tenant or any such person of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind;

                (e) (except for loss of use of all or any portion of the Leased Premises or Tenant's property located within the Leased Premises which is proximately caused by or results proximately from the intentional or gross negligence of Landlord), any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors or any other person entering upon the Leased Premises under the express or implied invitation of Tenant.

                If any action or proceeding is brought against Landlord or Landlord's employees by reason of any such claim, Tenant, upon notice from Landlord, will defend the same at Tenant's expense with counsel selected by Landlord or otherwise reasonably satisfactory to Landlord.

      24.  NOTICES:

      Any notice, demand, or consent required to be given by or on behalf of any party to the other shall be in writing and shall be given by mailing such notice, demand, or consent by registered or certified mail, return receipt requested, addressed to the Landlord and Tenant at their respective addresses hereinabove specified, or at such other address as may be specified from time to time in writing sent to the other party by registered or certified mail, return receipt requested.

      25.  NET LEASE:

      It is the purpose and intent of Landlord and Tenant that the rent provided for herein in paragraph 3 hereof shall be absolutely net rent in each lease year during the original term and in each lease year during any renewal term hereof, and except as expressly set forth herein, all costs, utility charges, fees, interest charges, expenses, repairs, replacements, reimbursements, premium costs for insurance to be carried and paid by Tenant as provided herein, real estate taxes, personal property taxes, and assessments and charges, and obligations of every kind relating to the Building, and the Leased Premises which may be assessed or arise or become due during the term of this Lease and any renewal thereof, and every other matter relating to Tenant's use, occupancy or operation of the Leased Premises shall be paid or discharged by Tenant as additional rent hereunder, and Tenant agrees to indemnify and to save harmless Landlord from and against all such costs, taxes, repairs, replacements, premiums, fees, interest charges, expenses, reimbursements, and obligations.

      26.  SUBORDINATION AND ATTORNMENT.

           A. This Lease and Tenant's right under this Lease are subject and subordinate to the first mortgage in favor of Landlord's lender, if any, together with any renewal, extension, modification, consolidation, and replacement of such mortgage which now and at any subsequent time affects the premises or any interest of Landlord in the premises or Landlord's interest in this Lease and the estate created by this Lease (except to the extent that such instrument expressly provides that this Lease is superior to it). This provision will be self operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, such documents as may be requested by Landlord, Landlord's mortgage lender, if any, as mortgagee, or any ground landlord or any underlying lessor or any mortgagee, or any holder of a deed of trust or other instrument described in this paragraph, to confirm or effect any such subordination. If Tenant fails or refuses to execute, acknowledge, and deliver any such document in twenty (20) days after written demand, Landlord, its successors and assigns will be entitled to execute, acknowledge, and deliver any such document on behalf of Tenant as Tenant's attorney in fact.

           B. If Landlord's mortgage lender, if any, or any other holder of any mortgage, indenture, deed of trust, or other similar instrument described in sub-paragraph A above succeeds to Landlord's interest in the premises, Tenant will pay to it all rents subsequently payable under this Lease. Tenant will, upon request of anyone so succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor and interest without change in this Lease. Such successor in interest will not be bound by (i) any payment of rent for more than one month in advance, or (ii) any amendment or modification of this lease made without its consent, or (iii) any claim against Landlord arising prior to the date on which such successor succeeded to Landlord's interest, or (iv) any claim or offset of rent against the Landlord unless written notice thereof was given to such holder of any mortgage prior to the date on which such successor succeeded to Landlord's interest. Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge, and deliver an instrument or instruments confirming the attornment. The instrument of attornment will also provide that such successor in interest will not disturb tenant in its use of the premises in accordance with this Lease.

      27.  REPRESENTATIONS AND WARRANTIES OF LANDLORD.

      Landlord represents and warrants to Tenant that:

           A. Landlord possesses full right, power and authority to execute, deliver and perform this Lease, and when executed by Landlord all parties possessing an interest in the Leased Premises shall be lawfully bound pursuant to the terms, covenants and conditions of this Lease.

           B. Landlord has good and marketable title to the Leased Premises in fee simple subject only to the matters set forth in this Lease.

           C. No  action,  suit or  proceeding  is  pending  or,  to the best of
Landlord's knowledge threatened before or by any judicial body or any governmental agency or authority, against or effecting all or any part of the Leased Premises.

           D. To the best of Landlord's knowledge and belief, no structural or physical defect will exist with any improvements located on the Leased Premises as of the Commencement Date.

           E. Provided Tenant is not in default under the terms and conditions of this Lease, the quiet and peaceful enjoyment of the Leased Premises shall not be disturbed by anyone claiming through Landlord.

           F. Landlord shall indemnify and hold harmless Tenant, its successors and assigns, against and with respect to any and all damages, claims, losses, liabilities and expenses of any and every type (including without limit legal and other consulting expenses) incurred by Tenant, its successors or assigns, or which are asserted or imposed upon Tenant, its successors or assigns, by any other party (including without limit any governmental authority), arising out of or in connection with Landlord's breach of or misrepresentation in any provision of this Lease.

      28.  TENANT'S RIGHT OF FIRST REFUSAL

       Landlord agrees not to transfer or convey all or any part of the interest of Landlord in the Leased Premises except by gift, legacy, or similar transfer, without first offering Tenant the right to purchase such interest for the same amount and otherwise in accordance with the terms of any bona fide contract (hereinafter referred to as a "contract") which Landlord has entered into, subject to the right of first refusal granted to Tenant under this paragraph. In the event Landlord intends to transfer or convey all or any part of Landlord's interest in the Leased Premises, Landlord shall give Tenant written notice disclosing such intent and enclosing a copy of the contract, and Tenant shall, on or before 30 days after receipt of such notice from Landlord, notify Landlord in writing that Tenant either does or does not agree to acquire the interest to be conveyed by Landlord on the terms and conditions set forth in the contract which accompanied the notice from Landlord to Tenant. If Tenant notifies Landlord that Tenant elects to exercise the right of first refusal with respect to the contract, Landlord and Tenant automatically thereupon shall be deemed to have entered into a binding and enforceable agreement and contract for the conveyance of the interest on the same terms and conditions as set forth in the contract, except that the closing of the conveyance to Tenant of the interest to be conveyed by Landlord shall occur on the first business day which occurs 90 days after Tenant gives notice to Landlord of Tenant's election to exercise the right of first refusal. If Tenant notifies Landlord that Tenant does not wish to exercise the right of first refusal with respect to the contract, or if Tenant (albeit in breach of Tenant's obligation to Landlord to give written notice whether or not Tenant elects to purchase such interest) gives no written response to Landlord on or before 30 days after Tenant receives notice from Landlord and a copy of the contract, Landlord may convey the interest pursuant to the terms of the contract free and clear of the right of first refusal granted to Tenant under this paragraph with respect thereto.

           IN TESTIMONY  WHEREOF,  witness the signatures of the parties the day
and  year  first  above   written,   by  and  through   their  duly   authorized
representatives as indicated below.

                                    LANDLORD:

                                    K&R CORPORATION, a Kentucky corporation
ATTEST:

By:/s/ Tina List                    By: /s/Harry Kletter
Tina List, Secretary                Harry Kletter, President



                                     TENANT:

                                    INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation
ATTEST

By:/s/ Matthew Kletter              By: /s/ Sean Garber
Matthew Kletter, Secretary          Sean Garber, President

                              ANNEX "A"

                           LEASED PREMISES


                          LEGAL DESCRIPTION

                                  EXHIBIT 10.11
                              CONSULTING AGREEMENT


      This Agreement, made and effective as of January 2, 1998 is between K&R CORPORATION, a Kentucky corporation ("K&R"), having an office at 7100 Grade Lane, Building 1, Louisville, Kentucky 40213, and INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("ISA"), having an office at 7100 Grade Lane, Building 2, Louisville, Kentucky 40213.

      W I T N E S S E T H:

                             BACKGROUND

      ISA operates that certain scrap metal and paper recycling business located at 7100 Grade Lane, Louisville, Kentucky 40213, which includes the equipment necessary for the recovery of scrap metal and paper waste, and the computer systems and office equipment necessary to operate the business as now conducted.

      K&R employs management personnel experienced in the scrap metal and paper recycling industries, waste disposal industry (including related equipment sales and service) and is engaged in the business of planning, and consulting with the owners and operators of such businesses.

      ISA desires to engage and appoint K&R as an agent and retain the services of K&R management personnel to plan, and consult regarding ISA's businesses, and K&R desires to accept this appointment, all upon and subject to the terms and conditions hereinafter set forth.

      Now, therefore, in consideration of the mutual covenants and agreements set forth below, ISA and K&R agree as follows:

      1. Appointment. ISA hereby appoints and employs K&R as a consultant for its businesses described above, and K&R hereby accepts such appointment beginning as of the effective date stated in paragraph 2(a) below.

      2.   Term.

           (a)  Initial  Term.  Subject to the renewal  provisions  set forth in section 2(b) below, this Agreement shall commence as of January 2, 1998 and shall remain in full force and effect for ten (10) years, through December 31, 2007 unless terminated sooner as hereinafter provided.

           (b) Automatic Renewal Term. If this Agreement shall be in full force and effect on December 31, 2007, the term of this Agreement shall automatically be renewed on an annual basis, until either party shall terminate this Agreement on at least six (6) months prior written notice to the other provided prior to the annual renewal date, upon which date this Agreement shall effectively terminate.

      3. K&R's Duties and Powers.

           (a) General Scope of Services. K&R, through its employees, shall consult with ISA's Board of Directors, officers and staff but shall not be obligated to supervise the conduct of the ordinary and usual day to day business affairs pertaining to the operation, maintenance, and management of ISA's businesses. K&R shall provide strategic planning and development which includes developing and develop and advising on management activities, advertising, financial planning, mergers and acquisitions (collectively the "Consulting Activities"). Unless otherwise specifically provided in this Agreement, all services and actions that K&R is required or permitted to perform or take, or cause to be performed or taken, under this Agreement in connection with the Consulting Activities shall be performed or taken, as the case may be, on behalf of ISA and at ISA's sole expense. K&R shall provide strategic planning to ISA and consult with the Board of Directors of ISA on a regular basis and as often as requested by ISA's President. At the request of ISA's President and upon proper election by ISA's shareholders, K&R agrees to provide its personnel as members of ISA's Board of Directors and otherwise to serve as officers of ISA as elected by ISA's Board of Directors.

           (b) K&R shall have no independent obligation to determine compliance issues regarding applicable laws and regulations affecting the recycling operations nor an obligation to provide or to repair or maintain ISA's recycling equipment or computer or office equipment systems. ISA at its expense shall provide and cause all facilities and equipment to be serviced and maintained in good repair and replaced as necessary.

      4. Compliance by ISA.

           ISA, at its expense, shall take or cause to be taken all such appropriate actions in and about or affecting ISA's businesses as ISA shall deem advisable to comply with all legal requirements applicable to such business operations and those of any governmental or regulatory agency, including, but not limited to, compliance with all federal and state securities laws including all filing and notice requirements.

      5. Direct Payment of Expenses by ISA and Reimbursement to K&R.

           ISA, where practicable, shall directly pay all expenses K&R shall have incurred on ISA's behalf under the terms of this Agreement including, without limitation, K&R's compensation under this Agreement. All expenses must be approved in advance by ISA. K&R shall at all times use its best efforts to obtain for ISA all favorable financial terms that may be available in connection with any costs or expenses by third parties K&R shall incur under this Agreement. ISA shall reimburse K&R within thirty (30) days of ISA's receipt of written statements for reimbursement of expenses advanced by K&R on behalf of ISA. ISA shall also reimburse K&R for all reasonable travel, lodging, and entertainment expenses incurred on behalf of or in connection with ISA's business.

      6.   Related Financial Matters.

           Expenditures. Except as otherwise specifically provided in this Agreement with respect to emergency situations or otherwise, K&R shall not, without the prior written approval of the President of ISA, incur any single expense for any matter whatsoever that would involve a cost in excess of $10,000.

      7.   Business Plan and Operating Budgets.

           K&R shall consult with ISA to prepare a business plan and modify the same from time to time and further consult with ISA's staff to submit to ISA's Board of Directors for approval on a periodic basis pro forma budgets for the operation of ISA's businesses.

      8. ISA's Duties.

           (a) Documents Relating to ISA's Businesses. ISA shall, at its expense, make readily available to K&R copies of the plans and specifications of the facilities at 7100 Grade Lane, Louisville, Kentucky 40213 and shall provide K&R with such information and materials pertaining to ISA's businesses and the layout and construction of the facilities, the equipment and furnishings, mechanical systems and equipment in or servicing the facilities as K&R may reasonably request. ISA also shall, at its expense, provide K&R with copies of or convenient access to all agreements, licenses, certificates, contracts, bills, notices, and other documents pertaining to ISA's business, excluding information which is otherwise subject to an enforceable confidentiality agreement.

           (b) Office and Other Space. ISA shall provide K&R, on a rent-free basis, that certain space in the facility shown on the drawing attached hereto as Exhibit 1, together with such furniture and furnishings, including office machines, furniture, equipment, and supplies as may be reasonably required for K&R personnel to properly perform the Consulting Activities.

           (c) Insurance. K&R shall, at the cost and expense of ISA, consult with the risk manager of ISA to determine the maintenance of such policies of public liability, workers' compensation, employer's liability, fidelity bond, and other insurance as may be necessary for the protection of the interests of ISA and K&R or as K&R otherwise may reasonably request in the performance of the Consulting Activities. K&R and ISA shall both be named insureds under these policies if possible. ISA and K&R shall reasonably agree on the issuer of each policy (which shall in all cases be an insurance company licensed to do business in the Commonwealth of Kentucky), the amount of coverage under each policy, and the broker or agents therefor.

      9. K&R's Compensation - Consultant Fee.

           ISA shall pay to K&R in cash a consultant fee for its performance of the Consulting Activities in the sum of Two Hundred Forty Thousand Dollars ($240,000) per year payable in equal monthly installments of $20,000, in advance on or before the 1st day of each consecutive calendar month beginning January 1, 1998.

      10.  Default- Termination.

           (a) Optional Termination. ISA and K&R may each terminate this Agreement at any time if the other shall default in the performance of any of its material obligations under this Agreement. In such event, the party declaring the default shall provide the other party (the "Recipient") with written notice thereof setting forth the nature of the default, and the Recipient shall have (i) ten (10) days to cure a monetary default or (ii) thirty
(30) days to cure a non-monetary default, provided, however, that if the nature of the alleged default is such that it cannot reasonably be cured within thirty
(30) days, the Recipient may cure such default by commencing in good faith to cure such default promptly after its receipt of such written notice and prosecuting the cure of such default to completion with diligence within a reasonable time thereafter.

           (b)  Automatic   Termination.   This   Agreement   shall   terminate
automatically if:

             (i)all or substantially all of business facilities at 7100 Grade Lane, Louisville, Kentucky 40213 are condemned or acquired by eminent domain; or

               (ii) all or substantially all of the facilities are destroyed by fire or other casualty as a result of which all or substantially all of the facility is unable to continue operations.

           (c) Covenant Not to Compete and Survival of Obligations. Upon the expiration or termination of this Agreement, (i) ISA's appointment of K&R hereunder shall cease and terminate and, except as otherwise specifically provided hereunder, ISA and K&R shall have no further obligation or liability to the other, (ii) K&R shall no longer have any authority to represent ISA or take or cause to be taken any actions on ISA's behalf, and (iii) ISA shall pay K&R all fees that shall have accrued through the date of termination as well as all remaining annual base minimum fees for the balance of the then current term. K&R agrees upon termination and for a period of five (5) years thereafter, it shall not engage, directly or indirectly, in the businesses conducted by ISA within one hundred (100) miles of any ISA operation and further agrees it shall not hire or employ nor attempt to hire or employ any employee of ISA.

           (d) Return of ISA's Property. Within thirty (30) days after the expiration or termination of this Agreement or such later date as of which ISA shall have fully performed its obligations under section 10(c) above, K&R shall deliver to ISA all books, agreements, and other documents in K&R's possession which pertain to ISA's businesses.

           (e) Non-Disclosure of Confidential and Proprietary Information. K&R acknowledges that in and as a result of its relationship with ISA, it will be making use of, acquiring confidential information of a special and unique nature and value relating to such matters which are ISA's proprietary information, trade secrets, procedures, confidential reports, and marketing and advertising information (which are deemed for all purposes confidential and proprietary), as well as the nature and type of operations conducted by ISA, methods used, and pricing structures for services and products. As a material inducement to ISA to enter into this Agreement, K&R covenants and agrees that it shall not, except as otherwise required by law or the enforceable and non-appealable order of a court of competent jurisdiction, at any time during or following the term of this Agreement, directly or indirectly, knowingly divulge or disclose for any purpose whatsoever any confidential information that has been obtained by, or disclosed to, K&R as a result of its relationship with ISA. ISA shall have the right to seek and obtain injunctive relief for the breach or threatened breach of this agreement regarding confidentiality.

      11.  Indemnification.

           (a) Scope. The parties respectively shall indemnify and hold each other harmless including their respective officers, directors, shareholders, partners, employees, and agents (individually and collectively, the "Indemnitees") from and against all liabilities, claims, suits, damages, judgments, costs, and expenses of whatever nature, including reasonable attorneys' fees and disbursements, to which the Indemnitees may become subject by reason of or arising out of any injury to or death of any person(s), damage to property, loss of use of any property, or otherwise in connection with the performance or nonperformance of each party's obligations under this Agreement. The responsible party shall promptly reimburse the Indemnitees for all amounts, including reasonable attorneys' fees and disbursements, which they or any of them are required to pay in connection with or in defense of any of the matters for which they or any of them are entitled to indemnification as set forth above.

           (b)  Conditions.   The  obligations  of  the  responsible   party  to
indemnify, hold harmless, and reimburse the Indemnitees under section 11(a) above are subject to the following conditions:

             (i)the Indemnitees shall promptly notify the other party of any matter with respect to which the other party is required to indemnify, hold harmless, or reimburse the Indemnitees; and

               (ii) the Indemnitees shall not take any actions, including an admission of liability, which would bar the other party from enforcing any applicable coverage under policies of insurance held by the other party or would prejudice any defense of the other party in any appropriate legal proceedings pertaining to any such matter or otherwise prevent a party from defending itself with respect to any such matter.

           (c) Excluded Matters. Notwithstanding the foregoing, neither party shall be required to indemnify, hold harmless, or reimburse the Indemnitees with respect to any matter to the extent the same resulted from the negligence or willful malfeasance of the Indemnitees or actions taken by the Indemnitees outside the scope of such party's authority under this Agreement or any express or implied direction of such party.

           (d) Survival. The provisions of this section shall survive the expiration and any termination of this Agreement.

      12.  Timely Performance.

           ISA and K&R shall each perform all of their respective obligations under this Agreement in a proper, prompt, and timely manner. Each shall furnish the other with such information and assistance as the other may from time to time reasonably request in order to perform its responsibilities under this Agreement. ISA and K&R each shall take all such actions as the other may from time to time reasonably request and otherwise cooperate with the other so as to avoid or minimize any delay or impairment of either party's performance of its obligations under this Agreement.

      13.  Assignment.

           (a) Permissible Assignments. Neither ISA nor K&R may assign this Agreement without the prior written consent of the other, provided, however, that either party may assign this Agreement to a successor, whether it be a limited liability company, a partnership, a parent company, a corporation, a wholly owned subsidiary corporation, or an entity which controls, is controlled by, or is under common control with ISA or K&R, as the case may be.

           (b) Assumption and Release. Each permitted assignee of this Agreement shall agree in writing to personally assume, perform, and be bound by all of the terms, covenants, conditions, and agreements contained in this Agreement, and thereupon the assignor of this Agreement shall be relieved of all obligations under this Agreement except those which shall have accrued before the effectiveness of such assignment.

      14.  Notices.

           (a) General. Any and all notices or other communications given under this Agreement shall be deemed to have been properly given three (3) days after the date mailed if sent certified or registered mail, return receipt requested and postage prepaid, and addressed to the parties at the following addresses:

           (1) If to K&R, to:       Building 1
                                    7100 Grade Lane
                                    Louisville, KY  40213
                                    Attn: President

           (2)  If to ISA, to:      Building 2
                                    7100 Grade Lane
                                    Louisville, Ky 40213
                                    Attn: President

           Any notice delivered by either party in any manner other than those described above shall be deemed properly given when received. Either party may change its address for the giving of notices under this Agreement by delivering to the other party ten (10) days' written notice of this change of address.

           (b) Emergency Notices. Either party may give the other notice of emergency situations, orally (personally, by telephone, or otherwise) or by telecopy, telex, telegram, or other method, provided that the party giving any emergency notice as provided above in this paragraph shall confirm the same by written notice in accordance with section 14(a) above.

      15.  Miscellaneous.

           This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Kentucky. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be modified, amended, or terminated, nor may any term or provision hereof be waived or discharged, except in writing signed by the party against whom such amendment, modification, termination, waiver, or discharge is sought to be enforced. All of the terms of this Agreement, whether so expressed or not, shall be binding upon the respective successors and permitted assigns of the parties hereto and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. If any of the provisions of this Agreement shall to any extent be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any references in this Agreement to any one gender, masculine, feminine, or neuter, includes the other two, and the singular includes the plural, and vice versa, unless the context otherwise requires.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by their respective authorized officers as of the day and year first above written, pursuant to the specific approval of the Board of Directors of each as reflected by the Encumbancy Certificates and Corporate Secretary Certificates attached hereto.

INDUSTRIAL SERVICES OF AMERICA,     K&R   CORPORATION,   a  INC.,   a   Florida
corporation               Kentucky corporation


By:/s/ Sean Garber                  By:/s/ Harry Kletter
Sean Garber, President                    Harry Kletter, President